Important Notice Regarding Change in Investment Policy

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
AZL® MVP Invesco Equity and Income Fund

This Notice is to inform you of an important change in the Fund's investment policies, which was approved by the Fund's Board of Trustees at a meeting held June 14, 2016. Currently the Fund invests, under normal market conditions, at least 80% of its net assets in equity and income securities; for this purpose, "equity and income securities" includes instruments, such as futures and options, that have economic characteristics similar to equity and income securities. Effective October 14, 2016, this policy will be removed.
This change in investment policy is to be made in connection with other changes that will be effective for the Fund on or about October 14, 2016:
•	Name: The name of the Fund will be changed to "AZL MVP Moderate Index Strategy Fund."
•	Investment Objective: The Investment Objective of the Fund will be changed to "The Fund seeks long-term capital appreciation."
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Principal Investment Strategies:  The Principal Investment Strategies of the Fund will be changed. The Fund will no longer maintain a policy to invest, under normal market conditions, at least 80% of its net assets in equity and income securities. In addition, the Fund's current allocation (approximately 80-100% of the Fund's assets) to the Underlying Fund (the AZL Invesco Equity and Income Fund) will change. The Fund will seek to achieve its objective by investing in a combination of five Underlying Funds:  AZL Enhanced Bond Index Fund, AZL S&P 500 Index Fund, AZL Mid Cap Index Fund, AZL Small Cap Stock Index Fund, and AZL International Index Fund. Under normal market conditions, the Fund will allocate 50% – 70% of its assets in the underlying equity funds and 30% – 50% of its assets in the underlying bond fund. The AZL Enhanced Bond Index Fund is a bond fund; the other four Underlying Funds are equity funds. The Manager may allocate the Fund's assets outside of these target ranges when it believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes. The Fund may begin investing in the new Underlying Funds prior to October 14, 2016, in order to provide for a more efficient transition to the new strategy. The Fund's allocation to the MVP risk management process will continue without change.